BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated September 10, 2014
to the Prospectus and Statement of Additional Information, each dated November 27, 2013, as amended March 21, 2014

Effective October 16, 2014, the following changes are made to the Fund’s Prospectus:

Footnote 1 to the Fund’s fee table relating to the “Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares in the section of the Prospectus entitled “Fund Overview — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

[1] A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $250,000 or more.